THE LAZARD FUNDS, INC.
Lazard US Systematic Small Cap Equity Portfolio
Lazard International Quality Growth Portfolio
Lazard Emerging Markets Equity Advantage Portfolio

Supplement to Current Prospectus

Effective February 22, 2023, the following will replace the first paragraph in “Shareholder Information—General—Eligibility to Purchase R6 Shares”:

R6 Shares are currently offered only by Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Systematic Small Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Quality Growth Portfolio, Lazard International Strategic Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Strategic Equity Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Real Assets Portfolio, Lazard US Corporate Income Portfolio and Lazard Global Dynamic Multi-Asset Portfolio.

Dated: February 21, 2023